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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 15, 2002




                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




     Delaware                    333-60778                    75-2795365
 (State or Other                (Commission                 (I.R.S. Employer
 Jurisdiction of                File Number)               Identification No.)
  Incorporation)



                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             The following Exhibits are filed herewith

         99.1 Press Release.


ITEM 9.  REGULATION FD DISCLOSURE

         On May 15, 2002, Dresser, Inc., a Delaware corporation, issued a press release to announce financial results for the quarter ended March 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.


















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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                      DRESSER, INC.


Date:  May 15, 2002                   By:  /s/   Patrick M. Murray
     --------------------------           -------------------------------------
                                                 Patrick M. Murray
                                            President, Chief Executive Officer



                                           /s/   James A. Nattier
                                          -------------------------------------
                                                 James A. Nattier
                                              Executive Vice President
                                              Chief Financial Officer



                                           /s/   Dale B. Mikus
                                          -------------------------------------
                                                 Dale B. Mikus
                                           Vice President - Finance and
                                              Chief Accounting Officer





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                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
99.1                                Press Release.











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